Putnam
Tax Exempt Money Market
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report that Putnam Tax Exempt Money Market Fund was able to deliver positive results for the fiscal year ended September 30, 2003. Though the fund underperformed its benchmark index, its performance was in line with its Lipper category average for the period. The details can be found on the facing page.

In an environment of generally declining short-term interest rates, your fund's management team worked to lock in the highest possible rates for the longest possible time, consistent with the fund's strict selection criteria. In the following report, the managers discuss their strategy during the fiscal year just ended and offer their views on prospects for the months ahead.

We would like to take this opportunity to welcome to this fund shareholders of Putnam New York Tax Exempt Money Market Fund and Putnam California Tax Exempt Money Market Fund. Effective August 22, 2003, those funds were liquidated and their shareholders were given the opportunity to exchange their shares for shares of Putnam Tax Exempt Money Market Fund.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003


Report from Fund Management

Fund highlights

* For the 12 months ended September 30, 2003, Putnam Tax Exempt Money Market Fund had a total return of 0.65% at net asset value.

* The fund underperformed its benchmark, the Merrill Lynch 91-Day
  Treasury Bill Index, which returned 1.32% for the period.

* The fund's 12-month return was in line with the average return of 0.55% for the Lipper Tax Exempt Money Market Funds category.

* The fund limited its total operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets, and the Trustees have approved an extension of this limitation through June 30, 2004. (See page 5 for more information.)

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

Low interest rates proved to be the most decisive factor affecting the performance of tax-exempt money market securities during the fund's fiscal year. With short- term interest rates hovering around 40-year lows for much of the 12 months ended September 30, 2003, it took a sharp, patient eye to locate money-market-eligible securities with the right balance of competitive income, quality and maturity structure. In spite of the flat-to-declining interest-rate environment, we managed to extend the fund's average days to maturity -- thereby taking advantage of attractive rates for longer periods of time -- while enhancing its diversification. This enabled us to keep the fund's performance competitive relative to its Lipper category, but was not enough to enable the fund to match the returns of its benchmark index. As has been our tradition, we strive not to sacrifice quality to capture the relatively higher-income securities, which can occur when investors place too high a priority on yield. The fund's broad array of issuers and security types also contributed to its success relative to its Lipper peer group.

FUND PROFILE

Putnam Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with capital preservation, stability of principal, and maintenance of liquidity.


Market overview

During the first half of the fund's fiscal year, disappointing levels of economic growth and the increasing tensions with Iraq gave rise to a cautious Federal Reserve Board. As had been the case over the preceding two years, economic and political uncertainty prompted uneasy investors to focus on more predictable, high-quality investments. Money market investments were a prime beneficiary of this more conservative sentiment, and your fund's assets continued to grow during the reporting period.

However, in the second half of the fiscal year, investor confidence improved following the surprisingly brief war in Iraq and the announcement of stronger economic data. With optimism returning to the financial markets, investors began to reallocate assets out of shorter-term, money market investments into equities. In addition, the improving economic growth shifted the debate about the Federal Reserve Board's future monetary policy from one of easing (i.e., lowering) to one of tightening (i.e., raising) short-term interest rates.

The prospect of higher rates caused the yield curve to steepen a bit over the summer months, increasing the difference in yields between shorter-term and longer-term securities. With shorter-term rates moving a bit higher, we took advantage of the situation by extending the fund's average days to maturity. By doing this, we believe we were able to lock in as high a level of income as possible.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill Index                                1.32%
-------------------------------------------------------------------------------
Lipper Tax-Exempt Money Market Funds category average                   0.55%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             3.90%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.41%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     24.40%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              25.14%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              36.50%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
-------------------------------------------------------------------------------

Strategy overview

With the first half of the fund's fiscal year shrouded in uncertainty, we believed our best course of action was to position the portfolio to minimize risk. Towards the summer months, our thinking began to change as new data suggested that the Federal Reserve Board might adopt a more neutral outlook or raise interest rates. By August, with the economy looking healthier, the yield curve steepened to reflect investors' anticipation of a Fed tightening. We purchased tax-exempt notes and mandatory puts with maturities out to one year. By investing in these money-market-eligible securities, we were able to extend the fund's average days to maturity. At the same time, to effectively manage interest-rate risk, we balanced these purchases with shorter-maturity tax-exempt money market instruments, such as daily and weekly variable-rate demand notes (VRDNs). From March 30, the midpoint of the fund's fiscal year, to September 30, the fund's average days to maturity climbed from 36 days to 46 days. We achieved this extension primarily through the purchase of tax-exempt notes, which climbed from 8.9% of the fund's market value to 15.5% by September 30.

On August 22, 2003, Putnam California Tax Exempt Money Market Fund and Putnam New York Tax Exempt Money Market Fund were liquidated, and shareholders of these funds were given the opportunity to invest in Putnam Tax Exempt Money Market Fund. The proceeds from the liquidations were invested in daily and weekly variable-rate demand notes. The influx of assets was timely, since September proved to be a strong month for tax-exempt note issuance.


[GRAPHIC OMITTED: horizontal bar chart WEIGHTINGS BY INVESTMENT TYPE COMPARED]

WEIGHTINGS BY INVESTMENT TYPE COMPARED

                                 as of 3/31/03                 as of 9/30/03

Variable-rate
demand notes                         84.2%                         78.9%

Tax-exempt
notes                                 8.9%                         15.5%

Mandatory
puts                                  6.9%                          5.6%

Footnote reads:
This chart shows how the weightings of the fund's investments have changed over the past six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How sector allocations affected performance

Over the course of the summer months, we endeavored to extend the fund's average days to maturity. A limited supply of new issuance coming into the market complicated our search for suitable high-quality investments. However, in August and September, we found several attractive tax-exempt notes that enhanced the fund's income stream and added valuable diversity to your portfolio. We purchased Massachusetts general obligations bonds, Wisconsin operating notes, and New Mexico tax revenue anticipation notes, all of which are new holdings and represented some of the fund's largest positions on September 30. We feel fortunate to have found these securities in the primary market, which is a market for new issues of securities, since tax-exempt notes rarely make it to the secondary market, in which previously issued securities are bought and sold. As a result of these purchases, the fund's investments in this sector nearly doubled over the second half of the fiscal year from March 31 to September 30.

Variable-rate demand notes (VRDNs) represented the fund's largest sector allocation on September 30. VRDNs are brought to market with a 30-year maturity and a coupon that resets at par, or face value, daily or weekly, depending on the structure of the municipal debt. With their shorter maturity, these securities are most responsive to changes in interest rates. Also, since these bonds reset at par, they lend stability to the fund's net asset value and help preserve principal. Given the multi-year reduction in interest rates and the Federal Reserve Board's current bias and outlook, we think holding the majority of assets in this sector will help make the fund more responsive to any increase in interest rates. Two of the fund's largest holdings, Missouri Cox Health Systems and Jackson County, Mississippi Chevron Corp., illustrate our strategy here. Putnam Tax Exempt Money Market Fund continues to emphasize high-quality investments. The VRDNs in the portfolio are insured or backed by a letter of credit from an approved liquidity provider.

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PERFORMANCE COMPARISONS (9/30/03)
---------------------------------------------------------------------------
                                                    Current      After-tax
                                                    return*        return
---------------------------------------------------------------------------
Passbook savings account                             0.30%          0.20%
---------------------------------------------------------------------------
Taxable money market fund 7-day yield                0.52           0.34
---------------------------------------------------------------------------
3-month certificate of deposit                       1.08           0.70
---------------------------------------------------------------------------
Putnam Tax Exempt Money Market Fund 7-day yield      0.54           0.54
---------------------------------------------------------------------------

  The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 35% maximum federal income tax rate.

* Sources: FleetBoston (passbook savings), Federal Reserve Board of Governors (3-month CDs), and imoneynet's Money Fund Report (taxable money market fund compound 7-day yield).


Mandatory puts, which comprised 5.6% of the fund's market value at fiscal year-end, provide another strategy for extending the average days to maturity. They have a similar security structure to VRDNs, except that as a mandatory put, the bondholder must "put," or sell, the bond back to the issuer on the predetermined maturity date -- typically annually. Just as with VRDNs, the yields are like those of short-term notes, because the bondholders (Putnam, in this case) are able to demand purchase of their bonds at par and have the option to extend when the bonds come due. Thus, the coupon rate changes at predetermined intervals, when the holder demands interest. Consequently, we are able to reinvest these assets with minimal disruption to the portfolio's income flow.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

After reviewing interest-rate trends and the impact of historically low interest rates on the fund's yield, the Trustees voted in December 2002 to limit the fund's total annual fund operating expenses for the first six months of calendar 2003 to 0.60% of the fund's average net assets. In June 2003, the Trustees approved Management's recommendation that the expense limitation be maintained through June 30, 2004.This decision was designed to provide a more attractive yield to our shareholders in today's historically low interest-rate environment.

The fund's management team

The fund is managed by the Putnam Fixed-Income Money Market Team. The members of the team are Joanne Driscoll (Portfolio Leader), Joyce
Dragone (Portfolio Member), Kevin Cronin, and Jonathan Topper.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As the new fiscal year begins, we'll be looking to lengthen the fund's average days to maturity slightly, so that it falls within its historical range of 50 to 60 days. We think this level is prudent during what we see as a transition period. We believe interest rates are likely to fluctuate at current levels, until economic or geopolitical events dictate a more decisive direction up or down. We expect to continue to ladder the portfolio, that is, to spread assets relatively evenly across different maturities in order to reduce risk.

Just as we have witnessed a flight-to-quality mentality among investors during periods of uncertainty, we've seen investors lower their quality standards in an effort to capture higher-yielding and lower-rated tax-free money market securities as economic conditions improve. Even as the economy improves, we think this strategy is a dangerous tradeoff for tax-exempt money market funds that seek to maintain a constant $1.00 share price. As we search for tax-free money-market-eligible securities with attractive income, we expect to keep our commitment to quality.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return will fluctuate. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

----------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
----------------------------------------------------------------------
                                     Merrill Lynch      Lipper Tax
                                          91-Day       Exempt Money
                         Fund shares  Treasury Bill    Market Funds
                           at NAV         Index      category average*
----------------------------------------------------------------------
1 year                      0.65%         1.32%            0.55%
----------------------------------------------------------------------
5 years                    11.08         20.71            10.83
Annual average              2.12          3.84             2.08
----------------------------------------------------------------------
10 years                   27.80         55.13            28.11
Annual average              2.48          4.49             2.51
----------------------------------------------------------------------
Annual average
(life of fund, since
10/26/87)                   3.15          5.21             3.15
----------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------
Current 7-day yield 1       0.54
----------------------------------------------------------------------
Taxable equivalent 2        0.83
----------------------------------------------------------------------
Current 30-day yield 1      0.39
----------------------------------------------------------------------
Taxable equivalent 2        0.60
----------------------------------------------------------------------

  Performance is calculated at net asset value. There is no sales charge. For a portion of the period, this fund limited expenses, without which returns would have been lower.

* Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 128, 105, and 78 funds, respectively, in this Lipper category.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

2 Assumes the 35% 2003 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous. Capital gains, if any, are taxable for federal and in most cases, state purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income from federally exempt funds may be subject to state and local taxes.

--------------------------------------------------------------------
DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
--------------------------------------------------------------------
Distributions (number)                                           12
--------------------------------------------------------------------
Income                                                    $0.006473
--------------------------------------------------------------------
Total                                                     $0.006473
--------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lipper Tax Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the largest 1000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders
of Putnam Tax Exempt Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the "fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers  LLP
Boston, Massachusetts
November 17, 2003


The fund's portfolio
September 30, 2003

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
LOC                   Letter of Credit
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
TRAN                  Tax Revenue Anticipation Notes
VRDN                  Variable Rate Demand Notes


Municipal bonds and notes (99.8%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (8.5%)
-------------------------------------------------------------------------------
    $2,000,000 Apache Cnty., Indl. Dev. Auth. VRDN
               (Tucson Elec. Pwr. Co.), Ser. 83B, 1.05s,
               12/15/18 (Bank of New York (LOC)      VMIG1           $2,000,000
     7,100,000 Phoenix, Indl. Dev. Auth. VRDN
               (Valley of the  Sun YMCA Project),
               1 1/4s, 1/1/31 (Wells Fargo  Bank NA
               (LOC)                                 A-1+             7,100,000
     3,550,000 Pima Cnty., Indl. Dev. Auth. VRDN
               (Tucson Elec. Pwr. Co.-Irvington),
               1.15s, 10/1/22 (Toronto-Dominion
               Bank (LOC)                            VMIG1            3,550,000
                                                                 --------------
                                                                     12,650,000

California (3.0%)
-------------------------------------------------------------------------------
     4,000,000 Grant, Joint Union High School Dist.
               VRDN (Bridge Funding), FSA, 0.98s,
               7/1/18                                VMIG1            4,000,000
       400,000 Los Angeles Cnty., Metropolitan
               Trans. Auth. Rev. Bonds (First
               Tier), Ser. A, FSA, 3s, 7/1/04        Aaa                406,040
                                                                 --------------
                                                                      4,406,040

Florida (4.0%)
-------------------------------------------------------------------------------
     6,000,000 FL Gulf Coast U. VRDN, 1.12s, 8/1/30
               (First Union National Bank (LOC))     VMIG1            6,000,000

Georgia (0.1%)
-------------------------------------------------------------------------------
       125,000 Atlanta, Arpt. Facs. Rev. Bonds,
               AMBAC, 6s, 1/1/04                     Aaa                126,484

Idaho (1.2%)
-------------------------------------------------------------------------------
     1,790,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.14s, 7/1/30        VMIG1            1,790,000

Illinois (1.3%)
-------------------------------------------------------------------------------
       190,000 IL State G.O. Bonds, MBIA, 5 1/2s,
               4/1/04                                Aaa                194,053
     1,700,000 Joliet, Regl. Port Dist. VRDN
               (Exxon), 1.11s, 10/1/24               A-1+             1,700,000
                                                                 --------------
                                                                      1,894,053

Indiana (3.1%)
-------------------------------------------------------------------------------
     4,575,000 Richmond, Hosp. Auth. VRDN (Reid
               Hosp. & Hlth. Care), 1.1s, 1/1/12
               (U.S. Bank N.A. (LOC)                 A-1+             4,575,000

Kansas (2.8%)
-------------------------------------------------------------------------------
     4,200,000 Kansas City, Indl. VRDN (PQ Corp.),
               1.2s, 8/1/15
               (Bank of New York (LOC))              VMIG1            4,200,000

Louisiana (0.4%)
-------------------------------------------------------------------------------
       500,000 New Orleans, Swr. Svc. Rev. Bonds,
               FGIC, 5 1/2s, 6/1/04                  Aaa                515,188

Massachusetts (4.1%)
-------------------------------------------------------------------------------
     6,000,000 MA State G.O. Bonds, Ser. A, 1 3/4s,
               1/15/04                               MIG1             6,014,891

Michigan (4.9%)
-------------------------------------------------------------------------------
     2,000,000 Detroit, Swr. Disp. mandatory puts
               (Second Lien),
               Ser. E, FGIC, 1 1/2s, 7/1/31          VMIG1            2,000,000
     5,300,000 Grand Rapids, Indl. Dev. VRDN
               (Wkly-Rowe Intl., Inc. Project),
               1.8s, 1/1/10 (Chase Manhattan Bank
               (LOC)                                 A-1+             5,300,000
                                                                 --------------
                                                                      7,300,000

Minnesota (9.2%)
-------------------------------------------------------------------------------
     5,198,000 Arden Hills, Hsg. & Hlth. Care Facs.
               VRDN (Presbyterian Homes), Ser. A,
               1 1/4s, 9/1/29 (U.S. Bank N.A. (LOC)  A-1+             5,198,000
     6,675,000 Minneapolis & St. Paul, Hsg. &
               Redev. Auth. Hlth. Care Syst. VRDN
               (Children's Hlth. Care),
               Ser. B, FSA, 1.2s, 8/15/25            VMIG1            6,675,000
     1,830,000 Roseville, Hlth. Care Facs.
               VRDN (Presbyterian Homes), 1 1/4s,
               10/1/29 (U.S. Bank N.A. (LOC)         VMIG1            1,830,000
                                                                 --------------
                                                                     13,703,000

Mississippi (4.9%)
-------------------------------------------------------------------------------
     7,300,000 Jackson Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 1.2s, 6/1/23     P-1              7,300,000

Missouri (10.8%)
-------------------------------------------------------------------------------
               MO State Hlth. & Edl. Fac. Auth.
               VRDN
     2,000,000 (MO Valley College), 1 1/4s, 10/1/31
               (U.S. Bank N.A. (LOC)                 A-1+             2,000,000
     2,800,000 (Drury U.), 1 1/4s, 8/15/28 (U.S.
               Bank N.A. (LOC)                       VMIG1            2,800,000
     4,005,000 (St. Francis Med. Ctr.), Ser. A,
               1.2s, 6/1/26 (Bank of America N.A.
               (LOC)                                 A-1+             4,005,000
     7,300,000 (Cox Hlth. Syst.), AMBAC, 1.23s,
               6/1/22                                VMIG1            7,300,000
                                                                 --------------
                                                                     16,105,000

Montana (4.7%)
-------------------------------------------------------------------------------
     7,000,000 Forsyth, Poll. Control VRDN (Pacific
               Corp. Project), 1.23s, 1/1/18
               (JP Morgan Chase & Co (LOC)           A-1+             7,000,000

New Mexico (8.8%)
-------------------------------------------------------------------------------
               Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.)
    $2,000,000 Ser. A, 1.2s, 5/1/24 (Barclays Bank
               PLC (LOC)                             A-1+             2,000,000
     5,100,000 Ser. B, 1.2s, 9/1/24 (Barclays Bank
               PLC (LOC)                             A-1+             5,100,000
     6,000,000 NM State TRAN, 2s, 6/30/04            MIG1             6,043,129
                                                                 --------------
                                                                     13,143,129

New York (4.8%)
-------------------------------------------------------------------------------
       175,000 Nassau Cnty., G.O. Bonds (Gen.
               Impt.), Ser. C,
               FSA, 5 1/8s, 1/1/04                   Aaa                176,713
     7,000,000 NY State Dorm. Auth. VRDN (Oxford U.
               Press, Inc.), 1.2s, 7/1/23
               (Landesbank Hessen-Thuringen (LOC)    VMIG1            7,000,000
                                                                 --------------
                                                                      7,176,713

Pennsylvania (1.6%)
-------------------------------------------------------------------------------
               Allegheny Cnty., Hosp. Dev. Auth.
               VRDN
     1,050,000 (Presbyterian U. Hosp.), Ser. B2,
               1.15s, 3/1/18 (Bank One N.A. (LOC)    VMIG1            1,050,000
       700,000 (Hlth. Ctr. Presbyterian), Ser. A,
               MBIA, 1.1s, 3/1/20                    VMIG1              700,000
       600,000 (Hlth. Ctr. Presbyterian), Ser. D,
               MBIA, 1.1s, 3/1/20                    VMIG1              600,000
                                                                 --------------
                                                                      2,350,000

South Carolina (0.1%)
-------------------------------------------------------------------------------
       200,000 SC State Pub. Svcs. Auth.
               Rev. Bonds, Ser. A,
               MBIA, 5 3/8s, 1/1/04                  Aaa                202,086

Tennessee (1.5%)
-------------------------------------------------------------------------------
     2,155,000 Clarksville, Pub. Bldg. Auth. VRDN
               (Pooled Fin.), 1.1s, 11/1/27 (Bank
               of America N.A. (LOC)                 VMIG1            2,155,000

Texas (8.4%)
-------------------------------------------------------------------------------
     3,000,000 Carroll, Indpt. School Dist.
               mandatory puts (School Bldg.), PSFG,
               1.35s, 8/15/32                        VMIG1            3,000,000
       250,000 Jackrabbit Road, Pub. Util. Dist.
               G.O. Bonds, Ser. B, FSA, 3.85s,
               6/1/04                                Aaa                254,649
       500,000 Katy, Indpt. School Dist. G.O.
               Bonds, PSFG, 5s, 2/15/04              Aaa                507,589
               North Central TX Hlth. Fac. Dev.
               Corp. VRDN  (Hosp. Presbyterian Med.
               Ctr.)
     3,415,000 Ser. C, MBIA, 1.16s, 12/1/15          VMIG1            3,415,000
     2,000,000 Ser. D, MBIA, 1.16s, 12/1/15          VMIG1            2,000,000
     3,300,000 Richardson, Indpt. School Dist.
               mandatory puts, PSFG, 1.35s, 8/15/24  VMIG1            3,300,000
                                                                 --------------
                                                                     12,477,238

Washington (5.8%)
-------------------------------------------------------------------------------
     4,235,000 Port Vancouver, VRDN (United Grain
               Corp.), Ser. 84A, 1.1s, 12/1/09
               (Bank of America NT & SA (LOC)        A-1+             4,235,000
     4,400,000 WA State Hsg. Fin. Comm. VRDN (U.
               Prep Academy), 1.15s, 7/1/30 (Bank
               of America N.A. (LOC)                 VMIG1            4,400,000
                                                                 --------------
                                                                      8,635,000

Wisconsin (5.8%)
-------------------------------------------------------------------------------
     2,500,000 Milwaukee Cnty., G.O. Bonds, Ser. A,
               4 1/2s, 10/1/03                       AA               2,500,201
     6,000,000 WI State Rev. Bonds, 2 1/4s, 6/15/04  MIG1             6,046,336
                                                                 --------------
                                                                      8,546,537
-------------------------------------------------------------------------------
               Total Investments
               (cost $148,265,359)                                 $148,265,359
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $148,602,803.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at September 30, 2003.

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)            $148,265,359
-------------------------------------------------------------------------------
Cash                                                                    3,129
-------------------------------------------------------------------------------
Interest and other receivables                                        398,389
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                166,955
-------------------------------------------------------------------------------
Receivable for securities sold                                        372,000
-------------------------------------------------------------------------------
Total assets                                                      149,205,832

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            445,877
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           77,086
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             44,607
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 16,418
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              476
-------------------------------------------------------------------------------
Other accrued expenses                                                 18,565
-------------------------------------------------------------------------------
Total liabilities                                                     603,029
-------------------------------------------------------------------------------
Net assets                                                       $148,602,803

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Note 4)                                         $148,598,344
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                   4,459
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $148,602,803

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class A share ($148,602,803 divided by 148,598,344 shares)              $1.00
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2003

Interest income:                                                   $1,413,917
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      509,168
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        256,251
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             11,464
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        5,953
-------------------------------------------------------------------------------
Other                                                                 115,280
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (168,445)
-------------------------------------------------------------------------------
Total expenses                                                        729,671
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (17,302)
-------------------------------------------------------------------------------
Net expenses                                                          712,369
-------------------------------------------------------------------------------
Net investment income                                                 701,548
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                        4,459
-------------------------------------------------------------------------------
Net gain on investments                                                 4,459
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $706,007
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended September 30
Increase in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $701,548       $1,186,549
-------------------------------------------------------------------------------
Net realized gain on investments                       4,459               --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                           706,007        1,186,549
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (701,548)      (1,186,549)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          35,529,941        7,431,096
-------------------------------------------------------------------------------
Total increase in net assets                      35,534,400        7,431,096

Net assets
-------------------------------------------------------------------------------
Beginning of year                                113,068,403      105,637,307
-------------------------------------------------------------------------------
End of year                                     $148,602,803     $113,068,403
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                         Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .0065 (c)       .0114           .0286           .0333           .0254
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                              -- (d)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .0065           .0114           .0286           .0333           .0254
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.0065)         (.0114)         (.0286)         (.0333)         (.0254)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.0065)         (.0114)         (.0286)         (.0333)         (.0254)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                       .65            1.15            2.90            3.38            2.57
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $148,603        $113,068        $105,637         $94,710         $80,708
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .64 (c)         .76             .73             .73             .73
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .62 (c)        1.08            2.87            3.33            2.57
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
    September 30, 2003 reflect a reduction of 0.15% based on average net assets for class A shares (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest is recorded on the accrual basis.
Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly to the shareholders. Distributions of realized gains, if any, are paid at least annually.

Note 2
Management fee, administrative services and other transactions

Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Effective January 1, 2003, Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses and credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC) would exceed an annual rate of 0.60% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are pro vided by PFTC.
Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $17,302 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $550 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2003, Putnam Retail Management acting as underwriter, received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $209,904,568 and $167,763,012, respectively.

Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                         Year ended September 30
----------------------------------------------------------------
Class A                                   2003              2002
----------------------------------------------------------------
Shares sold                        168,202,272       198,321,124
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          682,323         1,179,513
----------------------------------------------------------------
                                   168,884,595       199,500,637

Shares repurchased                (133,354,654)     (192,069,541)
----------------------------------------------------------------
Net increase                        35,529,941         7,431,096
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

----------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax-exempt for Federal income tax purposes.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

   The address of each Trustee is One Post Office Square, Boston, MA 02109.

   As of September 30, 2003, there were 102 Putnam Funds.

   Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund +
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

No Bank Guarantee    May Lose Value    Not FDIC Insured

AN057-203389  062  11/03



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003